UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 28, 2021

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-19658	75-2398532
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

6250 LBJ Freeway, Dallas, Texas 75240
(Address of principal executive offices) (Zip Code)

(972) 387-3562
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TUEM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

On July 28, 2021, the Board of Directors of Tuesday Morning Corporation (the “Company”) set November 16, 2021 as the date of the Company’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). The record date for the 2021 Annual Meeting will be September 21, 2021.

Pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”) and Rule 14a5(f) of the Securities Exchange Act of 1934, as amended, the Company is providing notice of the deadlines for shareholder proposals and nominations for the 2021 Annual Meeting by means of this report. In order to be included in the Company’s proxy statement relating to the 2021 Annual Meeting pursuant to Rule 14a-8, a stockholder proposal must be received at the Company’s principal executive offices, no later than August 30, 2021 (which the Company has determined to be a reasonable period of time before it expects to begin to print and distribute its proxy materials prior to the 2021 Annual Meeting).

With respect to stockholder proposals to be presented at the 2021 Annual Meeting which are not intended to be included in the Company’s proxy statement relating to the 2021 Annual Meeting, pursuant to the Bylaws, a stockholder’s written notice of such proposal, in the form specified in the Bylaws, must be delivered to or mailed and received at the Company’s principal executive offices no later than Monday, August 9, 2020 (the tenth day after a statement setting forth the date of the 2021 Annual Meeting was first disclosed to the public). Pursuant to Rule 14a-4(c)(1) promulgated under the Exchange Act, the Company’s management will have discretionary authority to vote on any matter of which the Company does not receive notice of by August 9, 2021, with respect to proxies submitted for the 2021 Annual Meeting.

Pursuant to the Bylaws, in order to nominate persons for election to the Board of Directors at the 2021 Annual Meeting, a stockholder must deliver notice of the intention to submit nominations at the meeting, in the form specified in the Bylaws, to the Secretary of the Company no later than August 9, 2021 (the tenth day after a statement setting forth the date of the 2021 Annual Meeting was first disclosed to the public). The Company is not required to include in its proxy statement any director nominated by a stockholder through this process.

All notices of stockholder proposals or nominations should be directed to:

Tuesday Morning Corporation
6250 LBJ Freeway
Dallas, Texas 75240
Attention:	Bridgett Zeterberg, Executive Vice President
Human Resources, General Counsel and Corporate Secretary

The Company reserves the right to reject, rule out of order, or take other appropriate actions with respect to any proposal or nomination that does not comply with these and other applicable requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2021	TUESDAY MORNING CORPORATION

	By:	/s/ Bridgett C. Zeterberg
	Name:	Bridgett C. Zeterberg
	Title:	Executive Vice President Human Resources, General Counsel and Corporate Secretary